March 31, 2023

VIA EDGAR

U.S. Securities and Exchange Commission

Judiciary Plaza

100 F Street, N.E.

Washington, D.C. 20549

Re:           Source Capital, Inc. (the “Fund”)

File No. 811-01731

Dear Sir/Madam:

On behalf of the above referenced Fund, transmitted herewith for filing pursuant to Rule 14a-6(a) of Regulation 14A under the Securities Exchange Act of 1934 (the “1934 Act”) is a preliminary copy of the Notice and Proxy Statement to be sent to stockholders in connection with the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held on June 1, 2023. The close of business on April 4, 2023 is the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. The Meeting will be held for the following purposes:

(1)        To elect five (5) director nominees to the Board of Directors of the Fund; and

(2)        To approve and adopt the Agreement and Plan of Merger (“Merger Agreement”) by and between Company and its wholly owned subsidiary Source Sub, Inc., pursuant to which such subsidiary will merge with and into the Company;

(3)        To approve an adjournment of the Meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Meeting to adopt the Merger Agreement; and

(4)        To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponements(s) thereof.

Pursuant to Rule 14a-6(i)(2) of the 1934 Act, no fee is required for this filing.

If you have any questions concerning this filing, you may contact me at (617) 662-3968.

Very truly yours,

/s/ Rebecca D. Gilding
Rebecca D. Gilding
Secretary of the Fund

Enclosures